Exhibit 23.3




                                  October 26, 1998






      We hereby consent to the reference to this Firm under the heading "Legal Opinions" in the Prospectus constituting part of the Registration Statement on Form S-3 of Potomac Electric Power
Company, as filed the date hereof, relating to $270,000,000 of Debt
Securities.




                                    /s/ Covington & Burling
                                    COVINGTON & BURLING